                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event) November 22, 2002
                                                    -----------------


                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                          0-20100                34-1686642
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


5200 Stoneham Road, North Canton, Ohio                                  44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (330) 499-1660
                                 ---------------
               Registrant's telephone number, including area code

ITEM 9. REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

OPERATIONAL OUTLOOK FOR 2002

         The following table includes estimates given as of November 22, 2002, that are based on current expectations and currently available information. These forward-looking statements are subject to a number of risks and uncertainties which may cause the Company's actual results to differ materially from the following estimates. The preceding section addresses certain of the risks and uncertainties to which the Company is subject.

                                                                                       ESTIMATED
                                                                          -----------------------------------
                                                       QUARTER ENDING
                                  -------------------------------------------------------      YEAR ENDING
                                    MARCH 31     JUNE 30    SEPTEMBER 30   DECEMBER 31         DECEMBER 31
                                  -----------   ---------   ------------  --------------   ------------------
                                               (UNAUDITED, DOLLARS IN MILLIONS, EXCEPT AS NOTED)

Production
    Gas (Mmcf)                         4,543        4,404          4,291    4,050 - 4,350     17,288 - 17,588
    Oil (Mbbls)                          148          143            139       97 - 107          527 - 537
    Total production (Mmcfe)           5,431        5,265          5,126    4,632 - 4,992     20,454 - 20,814

Production expense per Mcfe         $   0.95     $   1.02     $     1.00  $  0.96 - 1.01    $   0.98 - 1.01
Production taxes per Mcfe               0.09         0.10           0.08     0.08 - 0.10        0.08 - 0.10
Exploration expense excluding
    exploratory dry hole expense    $    2.1     $    2.6     $      3.0  $   2.0 - 2.6     $    9.7 - 10.3
General and administrative expense       1.2          1.2            1.1      1.1 - 1.3          4.6 - 4.8
Gas gathering, marketing and
    oilfield services margin             1.6          1.0            0.8      0.5 - 1.0          3.9 - 4.4


MMCF - MILLION CUBIC FEET   MCFE - THOUSAND CUBIC FEET OF NATURAL GAS EQUIVALENT
MBBLS - THOUSAND BARRELS    MMCFE - MILLION CUBIC FEET OF NATURAL GAS EQUIVALENT

         The decrease in oil and gas volumes in the fourth quarter of 2002 is primarily due to the sale of wells in Ohio during the first and third quarters of 2002 and natural production declines partially offset by production from wells drilled in 2001 and 2002.

NATURAL GAS HEDGE POSITION

         The following table reflects the natural gas volumes and the weighted average prices under financial hedges (including settled hedges) and fixed price contracts at November 22, 2002:

                                                      NATURAL GAS COLLARS                              FIXED PRICE CONTRACTS
                     -----------------------------------------------------------------------------    ------------------------
                                      MONTHLY NYMEX SETTLE OF $1.75        MONTHLY NYMEX SETTLE
                                               OR HIGHER                     LOWER THAN $1.75
                                    ----------------------------------   -------------------------

                                                                                         ESTIMATED                  ESTIMATED
                                     NYMEX PRICE        ESTIMATED           NYMEX        WELLHEAD                   WELLHEAD
                                      PER MMBTU       WELLHEAD PRICE      PRICE PER      PRICE PER    ESTIMATED     PRICE PER
QUARTER ENDING          BBTU          FLOOR/CAP          PER MCF            MMBTU           MCF          MMCF          MCF
------------------   ----------     -------------    -----------------   -----------     ---------    ---------     ---------
December 31, 2002        2,130      $ 2.25 - 4.00        $ 2.47 - 4.22    Monthly        Monthly           986         $ 4.09
                     ----------     -------------    -----------------     NYMEX          NYMEX       --------      ---------
                         2,130      $ 2.25 - 4.00        $ 2.47 - 4.22   settle plus    settle plus        986         $ 4.09
                     ==========     =============    =================    $0.50          $0.65 to     ========      =========
March 31, 2003           1,290      $ 3.40 - 5.23        $ 3.65 - 5.48                    $0.75            250         $ 3.78
June 30, 2003            1,290        3.40 - 5.23          3.55 - 5.38                                     120           3.42
September 30, 2003       1,290        3.40 - 5.23          3.55 - 5.38                                      70           2.85
December 31, 2003        1,290        3.40 - 5.23          3.62 - 5.45                                      60           2.56
                        ------       ------------         ------------                                --------      ---------
                         5,160      $ 3.40 - 5.23        $ 3.59 - 5.42                                     500         $ 3.42
                        ======     ==============       ==============                                ========      =========

                                   NATURAL GAS SWAPS
                     --------------------------------------------------
                                                           ESTIMATED
                                    NYMEX PRICE         WELLHEAD PRICE
QUARTER ENDING         BBTU          PER MMBTU             PER MCF
------------------   ---------    ----------------     ---------------
December 31, 2002          650              $ 3.77              $ 3.95
                     ---------    ----------------     ---------------
                           650              $ 3.77              $ 3.95
                     =========    ================     ===============
March 31, 2003           1,800              $ 3.92              $ 4.17
June 30, 2003            1,800                3.92                4.07
September 30, 2003       1,800                3.92                4.07
December 31, 2003        1,800                3.92                4.14
                        ------             -------             -------
                         7,200              $ 3.92              $ 4.12
                        ======             =======             =======

March 31, 2004           2,040              $ 3.84              $ 4.09
June 30, 2004            2,040                3.84                3.99
September 30, 2004       2,040                3.84                3.99
December 31, 2004        2,040                3.84                4.06
                        ------             -------             -------
                         8,160              $ 3.84              $ 4.03
                        ======             =======             =======

March 31, 2005           1,500              $ 3.84              $ 4.09
June 30, 2005            1,500                3.73                3.88
September 30, 2005       1,500                3.73                3.88
December 31, 2005        1,500                3.73                3.95
                        ------             -------             -------
                         6,000              $ 3.76              $ 3.95
                        ======             =======             =======


BBTU - BILLION BRITISH THERMAL UNITS            MMCF - MILLION CUBIC FEET
MMBTU - MILLION BRITISH THERMAL UNITS           MCF - THOUSAND CUBIC FEET

         The Company has a $100 million revolving credit facility ("the Revolver"). Up to $30 million in letters of credit may be issued pursuant to the Revolver. At November 22, 2002, the Company had $11.4 million of outstanding letters of credit. At November 22, 2002, the outstanding balance under the credit agreement was $37.0 million with $51.6 million of borrowing capacity available for general corporate purposes.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2002                 BELDEN & BLAKE CORPORATION
      -----------------
                                        (Registrant)


                                        By: /s/ Robert W. Peshek
                                            --------------------------------
                                            Robert W. Peshek, Vice President
                                            and Chief Financial Officer